Scudder
Tax Free
Money Fund

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

A money market fund offering opportunities for income exempt from regular federal income tax and stability of principal from high-quality, short-term municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                           Scudder Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception: 1/9/80    Total Net Assets as of       Ticker Symbol:  STFXX
                           12/31/98: $248.84 million
--------------------------------------------------------------------------------

o Scudder Tax Free Money Fund provided a total return of 2.92% for its most recent fiscal year ended December 31, 1998, while the Fund's 30-day net annualized yield at the end of December was 2.64%.

o To match the Fund's 2.64% 30-day yield as of December 31, investors in the 36% and 39.6% tax brackets would have had to earn 4.13% and 4.37%, respectively, from a comparable taxable investment.

o The Fund invests in a varied mix of short-term tax-exempt securities, including tax-exempt commercial paper and variable-rate demand notes.




                                Table of Contents

   3  Letter from the Fund's President    21  Report of Independent Accountants
   4  Portfolio Management Discussion     22  Tax Information
   7  Glossary of Investment Terms        23  Shareholder Meeting Results
   9  Investment Portfolio                24  Officers and Trustees
  15  Financial Statements                25  Investment Products and Services
  18  Financial Highlights                26  Scudder Solutions
  19  Notes to Financial Statements



                        2 - Scudder Tax Free Money Fund

                        Letter from the Fund's President

Dear Shareholders,

     The U.S. economy and financial markets displayed remarkable resiliency amid 1998's stormy global financial environment. Prices of U.S. equities as measured by the Dow Jones Industrial Average and the S&P 500 Index rose 16.10% and 28.60%, respectively, during the year just passed, although the path upward was an irregular one. Treasury bond prices also rose as investors sought a safe haven, and their yields declined to a 30-year low.

     Scudder Tax Free Money Fund offered investors an additional refuge during 1998's volatile times, which witnessed a Russian currency devaluation, more economic troubles for Asia and South America, the near collapse of the Long Term Capital Management hedge fund, and gyrating U.S. financial markets. Through its investments in short-maturity, high-quality instruments, your Fund seeks competitive income free from federal taxes and a stable $1.00 share price, no matter what the market conditions. On December 31, 1998, Scudder Tax Free Money Fund offered investors a 30-day net annualized yield of 2.64%, equivalent to 4.13% and 4.37%, respectively, for investors in the 36% and 39.6% federal tax brackets. For the 12-month period ended December 31, the Fund provided a 2.92% total return. Please read the Portfolio Management Discussion beginning on page 4 for additional information concerning your Fund's investment environment, strategy, and outlook.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see pages 25 through 27 for more information on Scudder products and services.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 27 provides more information on how to contact Scudder. Thank you for choosing Scudder Tax Free Money Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Tax Free Money Fund


                        3 - Scudder Tax Free Money Fund

                         Portfolio Management Discussion
Dear Shareholders,

Amid outbreaks of turbulence in financial markets around the world, Scudder Tax Free Money Fund provided shareholders with a stable $1.00 share price and a competitive tax-free yield during the Fund's most recent annual period ended December 31, 1998. The Fund's 30-day net annualized yield was 2.64% as of December 31. To match the Fund's yield during the same 30-day time frame, investors in the 36% and 39.6% tax brackets would have had to earn 4.13% and 4.37%, respectively, from a comparable taxable investment. For the 12-month period ended December 31, 1998, the Fund provided a 2.92% total return, equaling the average return of similar money market funds during the same period as tracked by Lipper Analytical Services, Inc.

                            In Search of a Safe Haven

In the summer and fall of 1998, many investors sought safe havens in the form of U.S. Treasury bonds and money market funds as a series of dramatic financial crises rocked the global markets. In the international capital markets, the most troublesome developments were Russia's short-term debt default and ruble devaluation, Japan's continuing banking crisis and recession, the run on Brazil's currency reserves (despite an IMF stabilization package), and the near collapse of the Long Term Capital Management hedge fund. The Federal Reserve lowered short-term interest rates by one-quarter of a percentage point three times between September and November -- taking the unexpected step of adjusting interest rates between Federal Open Market Committee meetings -- in an attempt to restore order to worldwide financial markets. Though the Fed had reportedly changed to a "neutral" stance on interest rate adjustments by late in 1998, the more than 60 interest rate reductions by central banks around the world during this period seemed to ease fears of rampant deflation and gave encouragement to U. S. equity investors.

                                A Healthy Economy
                                 Tightens Supply

The robust state of the U.S. economy has given many municipalities and state agencies (typical issuers of tax-free money market securities) the incentive and the ability -- with their healthier balance sheets -- to borrow longer-term at attractive rates rather than through the money markets. This was the major reason for a significant shortage of supply of tax-exempt money market securities during the Fund's most recent fiscal year. We therefore shortened the Fund's average maturity slightly during the period because we felt that money market yields at the longer end of our acceptable maturity range did not offer attractive value. The Fund's average maturity stood at 26 days as of December 31, 1998, versus 28 days at the start of the period.



                        4 - Scudder Tax Free Money Fund

                                A Diversified Mix

As always, your Fund's portfolio consists of a diversified mix of short-term tax-exempt securities, including tax-exempt commercial paper and variable-rate demand notes. Variable-rate demand notes are securities with floating rates that are adjusted weekly or daily to capture current yields and preserve liquidity. Because of their attractive characteristics, they continue to comprise a significant portion (63%) of the portfolio. Tax-exempt commercial paper, the Fund's second largest holding at 34%, boosts stability by allowing the Fund to lock in relatively attractive rates over a period of one to three months.

                           Economic Slowdown in 1999?

Shrinking corporate profit margins, a widening trade deficit, pressure on the dollar, and troubles in the emerging markets could dampen U.S. economic growth during the coming months. We do not doubt, however, the power of consumer and investor confidence to overcome adversity, as has been shown throughout the current economic expansion.

With the Federal Reserve "on hold" at present, we will pursue a cautious strategy, and will lengthen the Fund's average maturity only when we are adequately compensated for taking on additional risk. In addition, the Fund will carefully select among the range of maturities it can invest in, choosing short-term tax-exempt securities that we feel represent the best value.


                        5 - Scudder Tax Free Money Fund

The Fund's management team will continue to collect and analyze economic data and carefully monitor the investment climate as we position the Fund for high current income free from federal taxes plus price stability and liquidity. We believe that a prudently managed money market fund such as Scudder Tax Free Money Fund can be a valuable part of a balanced investment portfolio.

Sincerely,
Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/Jerri I. Cohen

Frank J. Rachwalski, Jr.         Jerri I. Cohen



                                Scudder Tax Free
                                   Money Fund:
                          A Team Approach to Investing

  Scudder Tax Free Money Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Frank J. Rachwalski, Jr., Lead Portfolio Manager, joined the Adviser in 1973 and has over 21 years' experience in short-term fixed income investing and research. Mr. Rachwalski assumed responsibility for the Fund's investment strategy and operations in 1998.

  Jerri I. Cohen, Portfolio Manager since 1998, joined the Adviser in 1981 and has over 16 years' experience in tax-exempt money market fund investing.


                        6 - Scudder Tax Free Money Fund

                          Glossary of Investment Terms

COMMERCIAL PAPER           Short-term obligations with maturities ranging from
                           2 to 270 days, and issued by banks, corporations, and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted, although some are interest-bearing, and offer a high level of safety and liquidity.

DURATION A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 4.9 years and interest rates decline by about 1% from present levels, the value of the portfolio would rise by about 4.9%, and vice versa.

GDP Gross domestic product is a commonly referenced measure of the health of the U.S. economy, and refers to the market value of the goods and services produced by labor and property in the United States. Too strong economic growth can lead to accelerating inflation; weak growth can lead to a recession.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MATURITY Reaching the date at which a debt instrument is due and payable. A bond due to mature on January 1, 2010 will return the bondholder's principal and final interest payment when it reaches maturity on that date.

MONEY MARKET               Market for short-term debt instruments, including
                           banker's acceptances, commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills. Money market instruments are traded through dealers, money center banks, and the Open
                           Market Trading Desk at the New York Federal Reserve
                           Bank. All of these instruments have a high level of safety and liquidity.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.


                        7 - Scudder Tax Free Money Fund

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

VARIABLE RATE DEMAND       A note representing borrowings (usually from a
NOTE                       commercial bank) that is payable on demand and that
                           bears interest tied to a money market rate, usually the bank's prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                        8 - Scudder Tax Free Money Fund

                  Investment Portfolio as of December 31, 1998

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
Alaska
Alaska Housing Finance Corp., General Mortgage Revenue, Series 1991-A, Weekly
  Demand Note, 4%, 6/1/2026* ...................................................  5,000,000          A1+             5,000,000

Arizona
Apache County, AZ, Industrial Development Revenue, Tuscan Electric Co.,
  Springerville Project:
   Series 1983 B, Weekly Demand Note, 4.15%, 12/15/2018* .......................  2,500,000          A1+             2,500,000
   Series 1985 A, Weekly Demand Note, 4.1%, 12/1/2020* .........................  1,500,000          A1+             1,500,000

California
Los Angeles, CA, Regional Airport Improvement Lease, Series 1985, Daily Demand
  Note, 4.85%, 12/1/2025* ......................................................  2,600,000          A1+             2,600,000

Colorado
Colorado Plate River Power Authority, Tax Exempt Commercial Paper, 3.05%,
  3/10/1999 ....................................................................  2,500,000          AA              2,500,000
Colorado Student Loan Revenue Authority, Series 1990, Weekly Demand Note, AMT,
  3.95%, 9/1/2024* .............................................................  2,700,000          MIG1            2,700,000

Delaware
New Castle County, DE, Pollution Control Revenue, Weekly Demand Note, 4.0%,
  10/1/2008* ...................................................................  2,340,000          MIG1            2,340,000

District of Columbia
District of Columbia, General Obligation:
  General Fund Recovery, Series 1991 B, Daily Demand Note, 5.0%, 6/1/2003* .....  2,000,000          A1+             2,000,000
  Refunding Bonds, Series A2, Daily Demand Note, 5.2%, 10/1/2007* ..............  1,600,000          A1+             1,600,000

Florida
Dade County, FL:
  Health Facilities Authority, Miami Childrens Hospital, Weekly Demand Note,
   3.4%, 9/1/2025 (c)* .........................................................  1,700,000          AAA             1,700,000
  Water and Sewer System Revenue, Series 1994, Weekly Demand Note, 3.4%,
   10/5/2022 (c)* ..............................................................  2,600,000          A1+             2,600,000
Hillsborough County, FL, Pollution Control Revenue, Daily Demand Note, AMT,
  5.2%, 11/1/2020* .............................................................  4,800,000          A1+             4,800,000
Jacksonville, FL, Electric Authority, Tax Exempt Commercial Paper, 3.1%,
  3/11/1999 ....................................................................  3,000,000          A1+             3,000,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement,
  Weekly Demand Note, 4.1%, 11/1/2028* .........................................  3,000,000          A1+             3,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric Cooperative
  Finance Corp., 1984 Series H-2, Weekly Demand Note, 4.05%, 3/15/2014* ........  1,640,000          A1+             1,640,000

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sarasota County, FL, Public Hospital, Tax Exempt Commercial Paper, 3.1%,
  2/18/1999 ....................................................................  3,000,000          A1+             3,000,000
Sunshine State, FL, Government Finance Commission, Tax Exempt Commercial Paper:
  Series 1986, 3.15%, 2/16/1999 (c) ............................................  2,000,000          MIG1            2,000,000
  Series 1986, 3.1%, 2/17/1999 (c) .............................................  3,000,000          MIG1            3,000,000
  Series 1986, 3.1%, 3/9/1999 (c) ..............................................  3,500,000          MIG1            3,500,000

Georgia
Gainsville Redevelopment Authority, Weekly Demand Note, 4.1%, 1/1/2023* ........  2,000,000          A1+             2,000,000
State of Georgia, Municipal Electric Authority:
  Series 1985A, Tax Exempt Commercial Paper, 3.45%, 1/13/1999 ..................  2,400,000          A1+             2,400,000
  Series 1985A, Tax Exempt Commercial Paper, 3.1%, 2/22/1999 ...................  3,000,000          A1+             3,000,000
  Series 1985B, Tax Exempt Commercial Paper, 3.1%, 3/8/1999 ....................  4,000,000          A1+             4,000,000

Illinois
Illinois Development Finance Authority:
  Molex Inc. Project, Series 1985, Weekly Demand Note, 4.1%, 7/1/2005* .........  1,000,000          A1              1,000,000
  Pollution Control Revenue, Weekly Demand Note, AMT, Series 1997B, 4.15%,
   4/1/2032 (c)* ...............................................................  1,700,000          AAA             1,700,000
Illinois Educational Facilities Authority:
  National College of Education, Weekly Demand Note, 3.95%, 5/1/2019* ..........  2,200,000          A1+             2,200,000
  University Pooled Finance Program:
   Tax Exempt Commercial Paper, 3.15%, 2/9/1999 ................................  2,500,000          A1+             2,500,000
   Tax Exempt Commercial Paper, 3.1%, 3/10/1999 ................................  3,500,000          A1+             3,500,000
   Weekly Demand Note, 4.1%, 12/1/2005 (c)* ....................................  2,165,000          MIG1            2,165,000
Illinois Health Facilities Authority, Victory Memorial Hospital, Tax Exempt
  Commercial Paper, Series B, 3.5%, 1/11/1999 ..................................  2,450,000          A1+             2,450,000

Indiana
Fort Wayne, IN, Hospital Authority, Parkview Memorial Hospital Project, Weekly
  Demand Note, 3.9%, 1/1/2016* .................................................  2,400,000          MIG1            2,400,000
Indiana Health Facilities Financing Authority, Community Mental Health Facility,
  Weekly Demand Note, 3.95%, 11/1/2020* ........................................  3,965,000          A1+             3,965,000
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service
  Co., Series 1988 C, Tax Exempt Commercial Paper, 3.3%, 1/20/1999 .............  1,400,000          A1              1,400,000

Kentucky
Mason County, KY, East Kentucky Power Cooperative, Pollution Control Revenue,
  Weekly Demand Note, 4.05%, 10/15/2014* .......................................  3,000,000          A1+             3,000,000

    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Mayfield, KY, Multi-City Lease Revenue, Kentucky League of Cities Funding Trust,
  Weekly Demand Note, Series 1996, 4.1%, 7/1/2026* .............................  1,400,000          A1              1,400,000
Pendleton County, KY, Series 1989, Tax Exempt Commercial Paper, 3.2%,
  1/19/1999 ....................................................................  5,000,000          A1+             5,000,000

Louisiana
Louisiana Public Facilities Authority, Series 1997D, Tax Exempt Commercial
  Paper, 3.1%, 2/23/1999 .......................................................  4,100,000          A1+             4,100,000
Louisiana State Offshore Terminal Port Authority, Revenue Series 1992, Daily
  Demand Note, 5.1%, 9/1/2008* .................................................  1,900,000          A1+             1,900,000
State of Louisiana, Series 1997 D, Tax Exempt Commercial Paper, 3.15%,
  3/12/1999 ....................................................................  3,900,000          A1+             3,900,000

Maine
Maine Educational Loan Marketing Corporation, Student Loan Revenue, AMT,
  Series 1997 A1, Weekly Demand Note, 3.95%, 5/1/2032 (c)* .....................  2,000,000          A1+             2,000,000

Maryland
Maryland Health & Higher Educational Facilities Authority, Weekly Demand Note,
  Series 1985 A, 3.95%, 4/1/2035* ..............................................  4,000,000          MIG1            4,000,000

Michigan
Michigan State Strategic Fund, Hope Network Project, Series A, Weekly Demand
  Note, 4.1%, 9/1/2023* ........................................................  4,185,000          A1              4,185,000
University of Michigan, Hospital Revenue, Series 1992 A, Daily Demand Note,
  5.15%, 12/1/2019* ............................................................  4,400,000          MIG1            4,400,000
Wayne Charter County, MI, Airport Revenue, Detroit Metropolitan County,
  Series 1996 B, Weekly Demand Note, AMT, 3.95%, 12/1/2016* ....................  2,815,000          MIG1            2,815,000

Minnesota
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982, Weekly
  Demand Note, 4.05%, 8/1/2012* ................................................  1,100,000          AAA             1,100,000

Mississippi
Clairborne County, MS, Series 1985G-2, Tax Exempt Commercial Paper, 3.25%,
  1/11/1999 ....................................................................  2,300,000          A1+             2,300,000

Missouri
Independence Water Utility Revenue, Series 1986, Tax Exempt Commercial Paper,
  3.2%, 1/13/1999 ..............................................................  3,700,000          MIG1            3,700,000
St. Louis, MO, Airport Revenue Municipal Securities Trust Receipts, Weekly
  Demand Note, AMT, Series SGA 71, 4.18%, 7/1/2022 (c)* ........................  3,000,000          A1+             3,000,000

Nebraska
Omaha, NE, Public Power District, Tax Exempt Commercial Paper, 3.25%,
  1/20/1999 ....................................................................  3,150,000          A1+             3,150,000

Nevada
Las Vegas, NV, Valley Water District, Tax Exempt Commercial Paper, Series A,
  3.1%, 2/18/1999 ..............................................................  3,000,000          NR              3,000,000

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
New Jersey
Salem County, NJ, Industrial Pollution Control Financing Authority, E.I. du
  Pont de Nemours and Co., Floating Rate Demand Note, 3.40%, 3/1/2012* ......... 11,400,000          A1+            11,400,000

New Mexico
Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991, Weekly Demand Note,
  3.95%, 7/1/2022* .............................................................  1,000,000          A1+             1,000,000

New York
Nassau County, NY, Tax Anticipation Notes:
  Series A, 3.5%, 3/30/1999 ....................................................  2,200,000          NR              2,202,390
  Series B, 3.5%, 8/18/1999 ....................................................  4,300,000          NR              4,311,529
  Series C, 3.5%, 12/22/1999 ...................................................  1,300,000          NR              1,304,893
New York City Municipal Water Finance Authority:
  Series 1994 G, Daily Demand Note, 5.10%, 6/15/2024 (c)* ......................  1,000,000          MIG1            1,000,000
  Tax Exempt Commercial Paper, Series 5, Lot A, 3.3%, 1/21/1999 ................  2,000,000          A1+             2,000,000
New York, General Obligation, Tax Exempt Commercial Paper, Series V, 3.1%,
  3/9/1999 .....................................................................  3,500,000          A1              3,500,000

North Dakota
Mercer County, ND, Pollution Control Revenue, Cooperative Finance Corp., United
  Power, Weekly Demand Note, 4.05%, 8/15/2014* .................................  2,950,000          A1              2,950,000

Oklahoma
Oklahoma Development Financing Authority Revenue, AMT, Weekly Demand Note,
  4.15%, 6/1/2018* .............................................................  3,200,000          A1+             3,200,000

Pennsylvania
Bucks County, PA, Oxford Falls Plaza Project, Weekly Demand Note, 3.75%,
  10/1/2014* ...................................................................  9,100,000          SKI             9,100,000
Delaware Valley Finance Authority, Weekly Demand Note, 3.90%, 8/1/2016* ........  5,000,000          A1+             5,000,000
Elk County, PA, Industrial Development Authority, Series 1989, Floating Rate
  Demand Note, 3.875%, 3/1/2004* ...............................................  1,000,000          A1              1,000,000
Pennsylvania Higher Education Assistance Agency:
  Student Loan Revenue, Series 1997 A, Weekly Demand Note, AMT, 4.25%,
   3/1/2027* ...................................................................  2,000,000          A1+             2,000,000
  University Of Pennsylvania Health Services, Series B, Weekly Demand Note,
   4.05%, 1/1/2026* ............................................................  5,500,000          A1+             5,500,000

Tennessee
Clarksville, TN, Public Building Authority, Pooled Financings, Series 1994,
  Weekly Demand Note, 4.05%,6/1/2024* ..........................................  4,000,000          A1+             4,000,000

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Texas
Brazos River Authority, TX, Pollution Control Revenue, Series 1996 B, Daily
  Demand Note, AMT, 5.3%, 6/1/2030 (c)* ........................................  4,000,000          A1+             4,000,000
Calhoun County, TX, Tax Exempt Commercial Paper, AMT, 3.05%, 2/23/1999 .........  2,900,000          MIG1            2,900,000
Camp County, TX, Industrial Development Pollution Control Revenue Bonds (Texas
  Oil & Gas Corp.) Floating Rate Demand Bond, 4.1%, 12/1/2013* .................  2,000,000          A1              2,000,000
Harris County, TX, Health Facilities Sisters of Charity, Tax Exempt Commercial
  Paper, Series 1997 A, 3.1%, 2/17/1999* .......................................  3,800,000          A1+             3,800,000
Panhandle-Plains, TX, Higher Education Authority, Student Loan Revenue:
  AMT, Series 1997 Y, Weekly Demand Note, 3.95%, 10/1/2002* ....................  2,500,000          MIG1            2,500,000
  Series 1997 Y, Weekly Demand Note, AMT, 3.95%, 6/1/2025* .....................  1,900,000          MIG1            1,900,000
San Antonio, TX, Electric and Gas, SG #79, Series 1996, Weekly Demand Note,
  4.1%, 2/1/2018 (c)* ..........................................................  2,000,000          A1+             2,000,000
San Antonio, TX, Water System Revenue, Tax Exempt Commercial Paper, Series 1995,
  3.1%, 2/17/1999 ..............................................................  3,000,000          A1              3,000,000
San Antonio, TX, Industrial Development Authority, River Center Associates
  Project, Weekly Demand Note, 4.05%, 12/1/2012* ...............................  3,100,000          SKI             3,100,000
San Antonio, TX, Electric & Gas Public Services, Weekly Demand Note, 4.15%,
  2/1/2020* ....................................................................  2,000,000          A1              2,000,000
Texas Municipal Power Agency, Tax Exempt Commercial Paper:
  3.05%, 2/16/1999 .............................................................  3,000,000          A1              3,000,000
  3.05%, 3/11/1999 .............................................................  3,000,000          A1              3,000,000

Utah
Utah Board of Regents, Student Loan Revenue, Series 1988, Weekly Demand Note,
  AMT, 4.0%, 11/1/2013 (c)* ....................................................  2,500,000          MIG1            2,500,000

Virginia
Virginia Port Authority Facility, Municipal Trust Receipts, SG 111, Series 1997,
  Weekly Demand Note, AMT, 4.13%, 7/1/2024 (c)* ................................  2,605,000          A1+             2,605,000

Wisconsin
Wausau, WI, Pollution Control Revenue, Minnesota Mining and Manufacturing,
  Weekly Demand Note:
   Series 1982, 4.05%, 8/1/2017* ...............................................  2,300,000          A1+             2,300,000
   Series 1983, 4.05%, 12/1/2001* ..............................................    900,000          AAA               900,000
Whitewater, WI, Industrial Development MacLean Fogg Project, Weekly Demand
  Note, 4.05%, 12/1/2009* ......................................................  1,000,000          MIG1            1,000,000
Wisconsin State Health Care Facilities Authority, Francisan Memorial Hospital,
  Series 1985 A-1, Weekly Demand Note, 4.0%, 1/1/2016* .........................  5,000,000          A1+             5,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $245,583,812) (a)                                                       245,583,812
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Tax Free Money Fund

--------------------------------------------------------------------------------

(a)   The cost for federal income tax purposes was $245,583,812.

(b) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury Bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at value (amortized cost $245,583,812) ..................     $ 245,583,812
                 Cash .................................................................         1,084,704
                 Receivable for Fund shares sold ......................................         4,093,598
                 Interest receivable ..................................................         1,128,472
                 Other assets .........................................................             8,161
                                                                                           ----------------
                 Total assets .........................................................       251,898,747
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................         2,846,650
                 Dividends payable ....................................................            42,756
                 Accrued management fee ...............................................           121,867
                 Other payables and accrued expenses ..................................            49,186
                                                                                           ----------------
                 Total liabilities ....................................................         3,060,459
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $ 248,838,288
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net realized loss ........................................          (702,940)
                 Paid-in capital ......................................................       249,541,228
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $ 248,838,288
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($248,838,288 / 248,667,568 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................             $1.00
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Tax Free Money Fund

                             Statement of Operations

                          year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $   9,075,116
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................         1,284,548
                 Services to shareholders .............................................           280,553
                 Custodian and accounting fees ........................................            85,557
                 Trustees' fees and expenses ..........................................            36,733
                 Reports to shareholders ..............................................            26,385
                 Auditing .............................................................            42,405
                 Registration fees ....................................................            53,116
                 Legal ................................................................             5,382
                 Other ................................................................            24,140
                                                                                           ----------------
                 Total expenses before reductions .....................................         1,838,819
                 Expense reductions ...................................................          (167,229)
                                                                                           ----------------
                 Expenses, net ........................................................         1,671,590
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          7,403,526
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net realized loss from investments                                                (3,898)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   7,399,628
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                             Years Ended December 31,
Increase (Decrease) in Net Assets                                                            1998                1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .............................................    $   7,403,526       $   6,849,299
                 Net realized loss from investment transactions ....................           (3,898)             (2,932)
                                                                                       ----------------    ----------------
                 Net increase in net assets resulting from operations ..............        7,399,628           6,846,367
                                                                                       ----------------    ----------------
                 Distributions to shareholders from net investment
                   income ..........................................................       (7,401,457)         (6,849,299)
                                                                                       ----------------    ----------------
                 Fund share transactions at net asset value of $1.00 per share:
                 Shares sold .......................................................    1,093,015,777         815,443,293
                 Shares issued to shareholders in reinvestment of
                   distributions ...................................................        6,769,820           6,236,249
                 Shares redeemed ...................................................   (1,134,001,313)       (758,866,018)
                                                                                       ----------------    ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ....................................................      (34,215,716)         62,813,524
                                                                                       ----------------    ----------------
                 Increase (decrease) in net assets .................................      (34,217,545)         62,810,592
                 Net assets at beginning of period .................................      283,055,833         220,245,241
                                                                                       ----------------    ----------------
                 Net assets at end of period .......................................    $ 248,838,288       $ 283,055,833
                                                                                       ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.


                        17 - Scudder Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                          Years Ended December 31,
                                                                            1998        1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                        ------------------------------------------------------------
Net asset value, beginning of period .................................    $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                                        ------------------------------------------------------------
Net investment income ................................................       .029        .031       .029        .032        .022
Less distributions from net investment income (a) ....................      (.029)      (.031)     (.029)      (.032)      (.022)
                                                                        ------------------------------------------------------------
Net asset value, end of period .......................................    $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                                        ------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .....................................................       2.92(b)     3.10(b)    2.91(b)     3.27        2.26
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................        249         283        220         239         257
Ratio of operating expenses net, to average daily net assets (%) .....        .65         .65        .70         .75         .77
Ratio of operating expenses before expense reductions to average
  daily net assets ...................................................        .71         .76        .75         .75         .77
Ratio of net investment income to average daily net assets (%) .......       2.87        3.06       2.86        3.21        2.24

(a) Net realized capital gains (losses) were less than 6/10 of 1 cent per share.
(b) Total returns may have been lower had certain expenses not been reduced.


                        18 - Scudder Tax Free Money Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

As of December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $703,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until, December 31, 2000 ($7,000), December 31, 2001 ($29,000), December 31, 2002 ($38,000), December 31,
2003 ($78,000), December 31, 2004 ($544,000), December 31, 2005 ($3,000) and
December 31, 2006 ($4,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis (which in most cases is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

                               B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with these agreements. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily


                        19 - Scudder Tax Free Money Fund
and payable monthly. The Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets until February 28, 1999. For the year ended December 31, 1998, the Adviser did not impose a portion of its fee, amounting to $167,229, and the portion imposed amounted to $1,117,319, equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Agreement with the Adviser was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with the Adviser, which is substantially identical to the former Agreement, except for the dates of execution, termination, and breakpoints in the fee structure.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $201,755, of which $15,635 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $46,090, of which $3,764 is unpaid at December 31, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $36,733.

                                D. Line of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                        20 - Scudder Tax Free Money Fund

                        Report of Independent Accountants


To the Trustees and Shareholders of the Scudder Tax Free Money Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Tax Free Money Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 9, 1999



                        21 - Scudder Tax Free Money Fund

                                Tax Information

Of the dividends paid by the Scudder Tax Free Money Fund from net investment income for the taxable year ended December 31, 1998, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.


Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                        22 - Scudder Tax Free Money Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Tax Free Money Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        132,670,575         5,487,784         3,650,874             0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        128,923,436         7,589,447         5,242,666           53,684





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                        23 - Scudder Tax Free Money Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel*
Trustee; Managing Partner,
Technology Equity Partners

K. Sue Cote*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                        24 - Scudder Tax Free Money Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        25 - Scudder Tax Free Money Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 - Scudder Tax Free Money Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        27 - Scudder Tax Free Money Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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